SUPPLEMENT DATED MAY 1, 2011
TO PROSPECTUS DATED MAY 1, 2004

Variable Protector
Issued through
Variable Life Account A of Transamerica Life Insurance Company
By
Transamerica Life Insurance Company

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

Investment Options:

Please note the following changes to the underlying portfolios for your Policy:

Oppenheimer Variable Account Funds:

•
Oppenheimer Main Street Small Cap Fund changed its name to Oppenheimer Main Street Small- Mid-Cap Fund effective April 30, 2011.  Please see the attached prospectus for the fund for complete details regarding this change.

* * * * *
Federal Tax Considerations:

The following is added to the section entitled “Federal Tax Considerations”:

In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  Recent legislation has generally extended the EGGTRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012.  The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2004 PRODUCT PROSPECTUS